                                                                    EXHIBIT 99.2

                     BOSTON CHICKEN, INC. AND SUBSIDIARIES

     INTRODUCTION TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL
                                  STATEMENTS

The following unaudited pro forma consolidated condensed balance sheet reflects the conversion by Boston Chicken, Inc. of its convertible loan as if it had occurred on April 21, 1996, giving effect to the pro forma adjustments set forth in the accompanying notes to the pro forma financial statements.

The following unaudited pro forma consolidated condensed statements of operations reflect the conversion by Boston Chicken, Inc. of its convertible loan into a majority equity interest of Einstein/Noah Bagel Corp. as if it had occurred on December 26, 1994, giving effect to the pro forma adjustments set forth in the accompanying notes to the pro forma financial statements.

The unaudited pro forma consolidated balance sheet and consolidated statements of operations are not indicative of what the actual consolidated results of operations of Boston Chicken, Inc. would have been as set forth above, nor do they represent the future consolidated financial position or consolidated results of operations of Boston Chicken, Inc.

                     BOSTON CHICKEN, INC. AND SUBSIDIARIES

           UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET

                                APRIL 21, 1996
                       (In thousands, except share data)



                                             Boston      Einstein/
                                            Chicken,     Noah Bagel
                                              Inc.         Corp.         Pro Forma     Unaudited
                                          (Historical)  (Historical)    Adjustments    Pro Forma
                                          ------------  ------------    -----------    ---------
ASSETS
- ------
Current Assets:
  Cash and cash equivalents............    $  155,483      $  2,912                    $  158,395
  Other current assets.................        68,798        10,695    $   (1,355)(1)      39,641
                                                                          (38,497)(2)
                                           ----------      --------    -------------   ----------
     Total current assets..............       224,281        13,607       (39,852)        198,036

Property and Equipment, net............       265,521        34,564                       300,085
Notes Receivable.......................       671,504        38,298      (120,000)(2)     589,802
Other Assets, net......................        26,251        98,045        43,481 (3)     167,777
                                           ----------      --------    -------------   ----------
     Total assets......................    $1,187,557      $184,514    $ (116,371)     $1,255,700
                                           ==========      ========    =============   ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
- ------------------------------------
Current Liabilities....................    $   25,528      $ 12,964    $   (1,355)(1)  $   37,137
Liquid Yield Option Notes..............       173,024             -                       173,024
Convertible Debt.......................       129,862       120,000      (120,000)(2)     129,862
Other Noncurrent Liabilities...........        23,351        63,583       (38,497)(2)      48,437
Minority Interest......................             -             -        31,448 (3)      31,448
Stockholders' Equity:
  Preferred Stock......................             -             -                             -
  Common Stock.........................           626            54           (54)(3)         626
  Additional paid-in capital...........       778,888        34,946       (34,946)(3)     778,888
  Retained earnings (deficit)..........        56,278       (47,033)       47,033 (3)      56,278
                                           ----------      --------    -------------   ----------
                                              835,792       (12,033)       12,033         835,792
                                           ----------      --------    -------------   ----------
     Total liabilities and
      stockholders' equity.............    $1,187,557      $184,514    $ (116,371)     $1,255,700
                                           ==========      ========    =============   ==========



    The accompanying notes to the unaudited pro forma consolidated condensed financial statements are an integral part of this statement.

                     BOSTON CHICKEN, INC. AND SUBSIDIARIES

      UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS

                     FOR THE QUARTER ENDED APRIL 21, 1996

                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                Boston        Einstein/
                                               Chicken,       Noah Bagel
                                                 Inc.           Corp.         Pro Forma     Unaudited
                                             (Historical)    (Historical)    Adjustments    Pro Forma
                                             ------------    ------------    -----------    ---------
Revenue:
  Royalties and franchise-related fees.....      $46,033         $ 3,982       $(4,157)(4)    $45,858
  Company-operated stores..................        1,314          18,397                       19,711
                                             ------------    ------------    ----------     ---------
                                                  47,347          22,379        (4,157)        65,569
Costs and Expenses:
  Cost of products sold....................          480           5,490                        5,970
  Salaries and benefits....................        7,509           9,128                       16,637
  General and administrative...............       10,811           9,031          (267)(4)     19,936
                                                                                   361 (5)
                                             ------------    ------------    ----------     ---------
     Total costs and expenses..............       18,800          23,649            94         42,543
                                             ------------    ------------    ----------     ---------

Income (Loss) from Operations..............       28,547          (1,270)       (4,251)        23,026

Other Expenses, net........................       (2,791)         (2,047)        2,217 (4)     (2,621)
                                             ------------    ------------    ----------     ---------
Income (Loss) Before Income Taxes and
 Minority Interest.........................       25,756          (3,317)       (2,034)        20,405
Income Taxes...............................       10,107               -                       10,107
Minority Interest in Loss of Subsidiary....            -               -           966 (6)        966
                                             ------------    ------------    ----------     ---------
Net Income (Loss)..........................      $15,649         $(3,317)      $(1,068)       $11,264
                                             ============    ============    ==========     =========
Net Income per Common and Equivalent
 Share.....................................        $0.24                                        $0.17(7)
                                             ============                                   =========
Weighted Average Number of Common and
  Equivalent Shares Outstanding............       64,317                                       64,317
                                             ============                                   =========

   The accompanying notes to the unaudited pro forma condensed consolidated financial statements are an integral part of this statement.

                     BOSTON CHICKEN, INC. AND SUBSIDIARIES

      UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS

                  FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995

                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                     Boston      Einstein/
                                                    Chicken,     Noah Bagel
                                                      Inc.         Corp.         Pro Forma     Unaudited
                                                  (Historical)  (Historical)    Adjustments    Pro Forma
                                                 -------------  -------------  -------------  ----------
Revenue:
   Royalties and franchise-related fees.......       $107,913      $    738    $   (1,917)(4)   $106,734
   Company-operated stores....................         51,566        25,685                       77,251
                                                 ------------- -------------   -------------- ----------
                                                      159,479        26,423        (1,917)       183,985
Costs and Expenses:...........................
   Cost of products sold......................         19,737         8,239                       27,976
   Salaries and benefits......................         31,137        13,531                       44,668
   General and administrative.................         41,367        21,230          (163)(4)     63,609
                                                                                    1,175 (5)
   Write-off of intangible assets.............              -        26,575                       26,575
                                                 ------------- -------------   -------------- ----------
         Total costs and expenses.............         92,241        69,575         1,012        162,828
                                                 -------------  ------------   -------------  ----------

Income (Loss) from Operations.................         67,238       (43,152)       (2,929)        21,157

Other Expense, net............................        (12,865)         (564)          691 (4)    (12,738)
                                                 -------------  -------------  -------------  ----------

Income (Loss) Before Income Taxes and
 Minority Interest............................         54,373       (43,716)       (2,238)         8,419
Provision for Income Taxes....................         20,814             -                       20,814
Minority Interest in Loss of Subsidiary.......              -             -        12,733 (6)     12,733
                                                 -------------  -------------  -------------  ----------

Net Income (Loss).............................       $ 33,559      $(43,716)   $   10,495       $    338
                                                 =============  =============  =============  ==========

Net Income (Loss) per Common and
 Equivalent Share.............................       $   0.66                                   $   0.00(7)
                                                 ============                                 ==========

Weighted Average Number of Common and
 Equivalent Shares Outstanding................         50,972                                     50,972
                                                 ============                                 ==========

    The accompanying notes to the unaudited pro forma consolidated condensed financial statements are an integral part of this statement.

                     BOSTON CHICKEN, INC. AND SUBSIDIARIES

                         NOTES TO UNAUDITED PRO FORMA
                  CONSOLIDATED CONDENSED FINANCIAL STATEMENTS



1.   Elimination of intercompany payables/receivables.

2. Elimination of loans made to Einstein/Noah Bagel Corp. ("ENBC") by Boston Chicken, Inc. (the "Company").

3. To reflect the conversion of the Company's convertible loan in ENBC, record the excess of the purchase price over the fair market value of the assets acquired, and record the minority interest.

4. To eliminate revenue and expenses on transactions between the Company and ENBC.

5.   To amortize goodwill resulting from the transaction over a 35-year period.

6.   To recognize the minority interests' portion of the loss of ENBC.

7. The calculation of net income per share includes a reduction in net income for dividends on ENBC's Series A preferred stock.